UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2026, the Board of Directors (the “Board”) of Performance Food Group Company (the “Company”) elected George L. Holm as Non-Executive Chair of the Board (transitioning from his current role as Executive Chair of the Board), effective January 1, 2027.

Item 8.01	Other Events.

On August 20, 2026, the Company issued a press release to announce that the independent directors of the Board have elected Matthew C. Flanigan to serve as Lead Independent Director following the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Flanigan, who currently chairs the Board’s Audit and Finance Committee, will succeed Manuel A. Fernandez, who has served in the role since 2019. The Company also announced that, as part of its commitment to ongoing Board refreshment, Mr. Fernandez and directors William F. Dawson, Jr., Laura Flanagan and Scott D. Ferguson will not stand for reelection to the Board at the Annual Meeting. The foregoing was not the result of any disagreement between any such director and the Company or the Board on any matter relating to the Company’s operations, policies or practices. Following the Annual Meeting, the Board will decrease in size from 14 to 10 directors, eight of whom will be independent. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 20, 2026

104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 20, 2026	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary